THIS AGREEMENT made this 10 day of November, A.D. 1994.


BETWEEN:

                                GENETICS LIMITED,

                                                              OF THE FIRST PART,

                                     - and -

              MIKE J. DUFF, CASEY J. O'BYRNE, LIONEL A. SINGLETON,
                          DAMEN NG and ROGER N. GIMBY,

                                                             OF THE SECOND PART,

                                     - and -

                            BROCKER INVESTMENTS LTD.,

                                                              OF THE THIRD PART.


                            SHARE PURCHASE AGREEMENT

WHEREAS Brocker Investments Ltd. formed under the laws of the Province of Alberta, is a junior capital pool corporation as defined in the Alberta Securities Commission Policy 4.11;

AND WHEREAS Mike J. Duff, Casey J. O'Byrne, Lionel A. Singleton, Damen Ng and Roger N. Gimby are the directors of the Corporation and the holders of rights under a Stock Option Plan of the Corporation to acquire NINETY ONE THOUSAND SIX HUNDRED (91,600) additional shares each for a total of FOUR HUNDRED AND FIFTY EIGHT THOUSAND (458,000) shares of the Corporation;

AND WHEREAS Genetics Limited may wish to acquire the Option Shares of the Vendors in the Corporation;

AND WHEREAS by Letter of Intent the Vendors agreed to transfer the Option Shares if acquired to Edgewell Limited and Talgarth Limited;

NOW THEREFORE WITNESSETH that in consideration of the sum of ONE ($1.00) DOLLAR paid herewith and of the mutual covenants and agreements herein contained, and in consideration of the purchase of the shares of the Vendors in the Corporation by Edgewell Limited and Talgarth Limited by agreement of concurrent date, the parties hereto covenant and agree as follows:

                           ARTICLE 1 -- DEFINED TERMS

1.1  In the within Agreement:

     (a)  "Agreement" means this instrument and all schedules hereto;

     (b) "Closing Date" means that date TEN (10) days following the exercise of the rights of the Vendors under the Stock Option Plan;

     (c)  "Corporation" means Brocker Investments Ltd.;

     (d)  "Encumbrances"  means  any  and  all  liens,  charges,   encumbrances,
          hypothecations, pledges, mortgages or adverse claims whatsoever;

     (e) "Major Transaction" means the agreement for the purchase of the shares of Classic Portraits and Design Ltd. by the Corporation;

     (f) "Option Shares" means all those issued Shares of the Corporation owned by the Vendors and issued pursuant to the rights of the Vendors in the Stock Option Plan of the Corporation all as more particularly set out in the second recital hereto;

     (g) "Purchaser" means Genetics Limited being a corporation of St. Peter Port, Guernsey, Channel Islands;

     (h) "Share Sale Agreement" means that Share Sale Agreement between the Vendors and Edgewell Limited and Talgarth Limited, and Brocker Investments Ltd. respecting the sale of the Shares of the Corporation, the said agreement dated concurrent herewith;

     (i) "Shares" means all those issued Shares of the Corporation owned by the Vendors and agreed to be purchased and sold herein as set out in the second recital hereto;

     (j) "Stock Option Plan" means that stock option plan of the Corporation adopted November 25, 1993;

     (k) "Vendors" mean collectively Mike J. Duff, Casey J. O'Byrne, Lionel A. Singleton, Damen Ng and Roger N. Gimby.

1.2 All monetary figures and obligations contained in this Agreement shall refer and be deemed to be in Canadian Dollars

                             ARTICLE 2 -- SCHEDULES

2.1 The following are the Schedules attached to and in this Agreement by reference and deemed to be a part hereof:

                                       NIL

                         ARTICLE 3 -- PURCHASE OF SHARES

3.1 The Vendors hereby grant to the Purchaser the irrevocable right to purchase the Option Shares at the price herein set out, subject to the terms and provisions of this Agreement.

3.2 The Option Shares shall be purchased by the Purchaser upon the acquisition of the Option Shares by the Vendors pursuant to the terms of the Stock Option Plan.

3.3 The Vendors hereby agree that they shall not exercise their option to acquire any or all of the Option Shares of the Corporation as provided in the Stock Option Plan without receiving the request and notice from the Purchaser requiring them to acquire all or part of the Option Shares available to them under the said Stock Option Plan. Upon receiving notice from the Purchaser to the Vendors to acquire all or part of the Option Shares under the Stock Option Plan, the Vendors shall immediately exercise such rights and upon the giving of the said notice by the Purchaser, the agreement for the purchase and sale of the Option Shares shall be concluded in accordance herewith.

3.4 The Purchaser acknowledges that if the Vendors fail to exercise their option rights within the time limits for such exercise as set out in the Stock Option Plan the option rights granted under the Stock Option Plan in their favour shall cease and determine.

                     ARTICLE 4 -- PAYMENT OF PURCHASE PRICE

4.1 In the event of the acquisition of the Option Shares as set out, the Purchase Price payable to the Vendors for the Option Shares shall be the market value of each share of the Corporation established by the Alberta Stock Exchange effective on the date of the acquisition of the Option Shares by the Vendors from the Corporation pursuant to the Stock Option Plan. The Purchase Price shall be paid in full on the Closing Date.

                   ARTICLE 5 -- REPRESENTATIONS AND WARRANTIES

5.1 The Vendors represent and warrant to the Purchaser as follows (the Vendors acknowledging that the Purchaser is relying upon such representations and warranties):

     (a) That the Corporation has been duly incorporated under the laws of the Province of Alberta and is in good standing with the Registrar of Corporations for the Province of Alberta, the Alberta Securities Commission and the Alberta Stock Exchange, and all other offices where registration of documentation is required on behalf of the Corporation;

     (b) That the corporate books, records and documents of the Corporation have been fully and duly kept and maintained and contain a complete and accurate record of any and all material matters and proceedings of all shareholders and the Board of Directors and in accordance with good and usual business practice;

     (c) That the Option Shares being sold pursuant to the terms and conditions of this Agreement are and will be on the Closing Date of this Agreement free and clear of all liens, charges, and encumbrances whatsoever;

     (d) That all information and statements made and provided in the Information Circular prepared for distribution to the shareholders of the Corporation respecting the requirements of the Alberta Stock Exchange for the purposes of the approval of the Corporation's Major Transaction are accurate, true and complete in all respects as may be material to the affairs of the Corporation and to the shareholders in providing their approval for the said Major Transaction;

     (e)  That  all   information  and  statements  made  and  provided  in  the
          Prospectus of the Corporation dated March 4, 1994, is accurate, true and complete in all material respects;

     (f) That each and every of the warranties provided hereunder shall be true and applicable on and as of the Closing Date.

                        ARTICLE 6 - CLOSING REQUIREMENTS

6.1. The obligations of the Purchaser to purchase and pay the Purchase Price of the Option Shares in this Agreement provided shall be subject to the accuracy of the representations, warranties and covenants contained in this Agreement at the Closing Date as if made at the Closing Date and to the satisfaction or fulfillment of the following additional conditions:

     (a) There shall be delivered to the Purchaser at the Closing Date all share certificates evidencing the Option Shares as fully and properly endorsed to the Purchaser as herein set out;

     (b) Each of the parties shall execute such further affidavits, documents, minutes, transfers, covenants and agreements and do such further acts, deeds and things as may be requisite to give full force and effect to the terms of the within Agreement and completely divest the Vendors from any interest whatsoever in the Option Shares.

                    ARTICLE 7 -- SURVIVAL OF REPRESENTATIONS

7.1 The representations and warranties contained in this Agreement shall survive the purchase and sale of the Option Shares herein provided for and any investigations by the Purchaser, and the transfer of the Option Shares, and shall remain in full force and effect for the benefit of the Purchaser; PROVIDED HOWEVER, that no claim with respect to the said representations and warranties shall be made by the Purchaser unless written notice thereof has been given to the Vendors prior to the expiry of four years from the Closing Date.

                             ARTICLE 8 -- INDEMNITY

8.1 The Vendors covenant and agree to indemnify and save harmless the Purchaser from and against any and all claims, causes of action, demands, liability, expenses, costs and charges in respect of the inaccuracy, incompleteness, breach or default of any of the representations and warranties of the Vendors contained herein.

                              ARTICLE 9 -- NOTICES

9.1 Any notice or waiver or other documents required or permitted to be given to any of the parties herein shall be in writing and be given by mailing the same, postage paid, or delivering the same to that party at their addresses as hereinafter specified:

     (a) With respect to the Vendors, c/o Casey J. O'Byrne, 2150 Scotia Place, 10060 Jasper Avenue, Edmonton, Alberta T5J 3R8;

     (b) With respect to the Purchaser, c/o Duncan & Craig, Barristers and Solicitors, 2800 Scotia Place, 10060 Jasper Avenue, Edmonton, Alberta T5J 3V9, Attention: W. Gordon Plewes;

     (c) With respect to the Corporation, c/o Gregory R. Harris, Barrister and Solicitor, Suite 1410, 1122 - 4th Street S.W., Calgary, Alberta T2R 1M1.

9.2 Any notice or waiver or direction or other document aforesaid, if delivered, shall be deemed to have been given on the date it was delivered and if mailed, shall be deemed to have been given on the third business day following the date upon which it was mailed.

                          ARTICLE 10 -- TIME OF ESSENCE

10.1 Time is of the essence of the within Agreement.

                           ARTICLE 11 -- COUNTERPARTS

11.1 This Agreement may be executed by the parties in counterpart.

                          ARTICLE 12 -- APPLICABLE LAW

12.1 The validity and interpretation of this Agreement and of each clause or part thereof shall be governed by the laws of the Province of Alberta.

                            ARTICLE 13 -- ENUREMENT

13.1 This Agreement shall enure to the benefit of and be binding upon the parties hereto, their respective heirs, executors, administrators, successors, and assigns.

IN WITNESS WHEREOF the parties have hereunto set their hands and seals or affixed their corporate seals duly attested by the proper officers authorized in that behalf as of the day and year first above written.


                                             GENETICS LIMITED

                                             PER: /s/ [ILLEGIBLE]
                                                  ----------------------------
                                                  Secretary


                                             PER: /s/ [ILLEGIBLE]
                                                  ----------------------------
                                                  Authorised Signatory


SIGNED SEALED AND DELIVERED)
in the presence of:

/s/ [ILLEGIBLE]                              /s/ Mike J. Duff
----------------------------------           ----------------------------------
WITNESS                                      MIKE J. DUFF

/s/ [ILLEGIBLE]                              /s/ Case J. O'Byrne
----------------------------------           ----------------------------------
WITNESS                                      CASEY J. O'BYRNE

/s/ [ILLEGIBLE]                              /s/ Lionel A. Singleton
----------------------------------           ----------------------------------
WITNESS                                      LIONEL A. SINGLETON

/s/ [ILLEGIBLE]                              /s/ Damen Ng
----------------------------------           ----------------------------------
WITNESS                                      DAMEN NG

/s/ [ILLEGIBLE]                              /s/ Roger N. Gimby
----------------------------------           ----------------------------------
WITNESS                                      ROGER N. GIMBY


                                             GENETICS LIMITED

                                             PER: /s/ [ILLEGIBLE]
                                                  ----------------------------


                                             PER: /s/ [ILLEGIBLE]
                                                  ----------------------------
                                                  (corporate seal)

Minutes

                                GENETICS LIMITED


                    MINUTES OF A MEETING OF THE BOARD OF DIRECTORS OF THE COMPANY HELD AT FRANCES HOUSE, SIR WILLIAM PLACE. ST PETER PORT. GUERNSEY ON 10 NOVEMBER 1994

PRESENT             Mr J L Arklie
                    Mr R M Falla

CHAIRMAN            Mr R M Falla was elected to the Chair

MINUTES The Minutes of the previous Meeting had been circulated, approved and signed

QUORUM The Chairman confirmed a quorum and declared the Meeting open

SHARE PURCHASE
AGREEMENT           The  Chairman   tabled  to  the  Meeting  a  Share  Purchase
                    Agreement  (the  Agreement)  to be entered  into between the
                    Company, M J Duff, C J O'Byrne, L A Singleton,  D Ng and R N
                    Grimby  (the  Vendors),   and  Brocker  Investments  Limited
                    (Brocker) whereby the Vendors are the directors of Brocker and the holders of rights under a Stock Option Plan of Brocker to acquire 91,600 additional shares each in Brocker
                    (total 458,000), and whereby the Company may wish to acquire the Option Shares of the Vendors in Brocker; and whereby in a Letter of Intent the Vendors agreed to transfer the Option
                    Shares if acquired to Edgewell Limited and Talgarth Limited.

                    After due consideration and on a motion proposed and duly seconded, IT WAS RESOLVED that the company accept the terms and conditions of the Agreement and that IT WAS FURTHER RESOLVED that the Common Seal of the Company be affixed to the document and that R M Falla as Director and I D Rouget as Authorised Signatory of Fidsec Limited, Corporate Secretary, be authorised to sign the said Agreement.

ANY
OTHER BUSINESS      There being no further  business  the  Meeting was  declared closed.


                    /s/ R
                    -----------------------------
                    CHAIRMAN



                                     E-543